Shareholders' Equity (Details) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended
	Oct. 30, 2018	Nov. 30, 2019
Shareholders' Equity (Textual)
Ordinary shares	6,250,000
Offering price per share	$ 8
Underwriters description	The underwriters purchased 398,368 additional shares at a public offering price of $8 per share. The Company received net proceeds from the IPO of approximately $47,241 (net of issuance costs and underwriting discounts of approximately $5,947). Upon the closing of the IPO, all of the Company’s outstanding preferred shares automatically converted into 17,289,289 ordinary shares.
Aggregate gross sales price		$ 30,000